COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 28, 2024 (Unaudited)*

		Shares	Value
COMMON STOCK—REAL ESTATE	111.4%
APARTMENT	8.4%
Apartment Income REIT Corp.(a)(b)		508,083	$16,497,455
Camden Property Trust(b)		111,250	10,947,000
Essex Property Trust, Inc.(b)		224,678	55,003,421
Mid-America Apartment Communities, Inc.		61,845	8,137,565
UDR, Inc.		1,414,109	52,901,818

			143,487,259

DATA CENTERS	12.4%
Digital Realty Trust, Inc.(a)(b)		809,294	116,570,708
Equinix, Inc.(b)		115,137	95,026,020

			211,596,728

DIVERSIFIED	1.4%
WP Carey, Inc.		439,924	24,829,310

FREE STANDING	7.2%
NETSTREIT Corp.(b)		1,103,359	20,268,705
Realty Income Corp.(b)		1,908,445	103,246,874

			123,515,579

GAMING	3.7%
VICI Properties, Inc., Class A(a)(b)		2,132,391	63,523,928

HEALTH CARE	11.6%
Healthcare Realty Trust, Inc., Class A		3,345,258	47,335,401
Welltower, Inc.(b)(c)		1,622,330	151,590,515

			198,925,916

HOTEL	1.9%
Host Hotels & Resorts, Inc.		1,556,545	32,189,351

INDUSTRIALS	11.7%
Americold Realty Trust, Inc.		877,653	21,871,113
BG LLH, LLC (Lineage Logistics)(d)		142,519	14,528,387
Prologis, Inc.(a)(b)		1,252,651	163,120,213

			199,519,713

MANUFACTURED HOME	3.6%
Sun Communities, Inc.(c)		475,119	61,090,801

OFFICE	0.8%
Highwoods Properties, Inc.(a)(b)		510,337	13,360,623

REGIONAL MALL	7.5%
Simon Property Group, Inc.(a)(b)		814,032	127,387,868

SELF STORAGE	6.1%
Extra Space Storage, Inc.(b)		511,129	75,135,963
Public Storage(b)		98,442	28,554,086

			103,690,049

SHOPPING CENTER	1.6%
Kimco Realty Corp.(b)		1,375,853	26,980,477

SINGLE FAMILY HOMES	7.6%
American Homes 4 Rent, Class A(a)(b)		328,970	12,099,517
Invitation Homes, Inc.(b)		3,309,684	117,857,847

			129,957,364

		Shares	Value
SPECIALTY	4.1%
Iron Mountain, Inc.(b)		758,038	$60,802,228
Lamar Advertising Co., Class A		81,024	9,675,076

			70,477,304

TELECOMMUNICATIONS	17.8%
American Tower Corp.(b)		1,155,761	228,366,816
Crown Castle, Inc.(b)		713,400	75,499,122

			303,865,938

TIMBERLAND	4.0%
Rayonier, Inc.(b)		561,124	18,651,762
Weyerhaeuser Co.(b)(c)		1,402,699	50,370,921

			69,022,683

TOTAL COMMON STOCK (Identified cost—$1,438,290,526)			1,903,420,891

PREFERRED SECURITIES—EXCHANGE-TRADED	10.9%
APARTMENT	0.1%
Centerspace, 6.625%, Series C(b)(e)		98,959	2,388,870

BANKING	1.2%
Bank of America Corp., 5.375%, Series KK(b)(e)		100,000	2,395,000
Bank of America Corp., 6.00%, Series GG(b)(e)		224,608	5,642,153
JPMorgan Chase & Co., 4.625%, Series LL(b)(e)		124,812	2,718,405
JPMorgan Chase & Co., 5.75%, Series DD(b)(e)		75,000	1,876,500
Wells Fargo & Co., 4.25%, Series DD(b)(e)		69,325	1,351,144
Wells Fargo & Co., 4.70%, Series AA(b)(e)		88,000	1,892,000
Wells Fargo & Co., 4.75%, Series Z(b)(e)		208,044	4,514,555
Wells Fargo & Co., 7.50%, Series L (Convertible)(e)		137	167,051

			20,556,808

DATA CENTERS	0.4%
Digital Realty Trust, Inc., 5.20%, Series L(b)(e)		110,691	2,426,347
Digital Realty Trust, Inc., 5.85%, Series K(b)(e)		161,925	3,818,191

			6,244,538

DIVERSIFIED	1.6%
Armada Hoffler Properties, Inc., 6.75%, Series A(b)(e)		378,000	8,327,340
DigitalBridge Group, Inc., 7.125%, Series J(a)(b)(e)		404,788	9,496,326
DigitalBridge Group, Inc., 7.15%, Series I(b)(e)		404,770	9,423,046

			27,246,712

FINANCE	0.1%
KKR Group Finance Co. IX LLC, 4.625%, due 4/1/61(b)		50,000	997,500

FREE STANDING	0.8%
Agree Realty Corp., 4.25%, Series A(b)(e)		153,002	2,714,255
Realty Income Corp., 6.00%, Series A(b)(e)		420,071	10,388,356

			13,102,611

HOTEL	1.1%
Pebblebrook Hotel Trust, 5.70%, Series H(b)(e)		220,000	4,136,000
Pebblebrook Hotel Trust, 6.375%, Series G(b)(e)		168,800	3,478,968
RLJ Lodging Trust, 1.95%, Series A (Convertible)(b)(e)		115,291	2,823,477

		Shares	Value
Summit Hotel Properties, Inc., 5.875%, Series F(b)(e)		122,693	$2,401,102
Summit Hotel Properties, Inc., 6.25%, Series E(b)(e)		226,000	4,648,820
Sunstone Hotel Investors, Inc., 6.125%, Series H(b)(e)		96,680	2,050,583

			19,538,950

INDUSTRIALS	0.3%
LXP Industrial Trust, 6.50%, Series C(b)(e)		92,192	4,274,943
Rexford Industrial Realty, Inc., 5.625%, Series C(b)(e)		30,000	647,400

			4,922,343

INSURANCE	0.2%
Allstate Corp., 7.375%, Series J(b)(e)		81,248	2,181,509
American Financial Group, Inc., 5.875%, due 3/30/59(b)		26,958	663,436

			2,844,945

MANUFACTURED HOME	0.1%
UMH Properties, Inc., 6.375%, Series D(b)(e)		115,000	2,601,300

OFFICE	0.4%
City Office REIT, Inc., 6.625%, Series A(b)(e)		61,000	1,070,550
Hudson Pacific Properties, Inc., 4.75%, Series C(b)(e)		266,200	3,678,884
Vornado Realty Trust, 5.25%, Series N(b)(e)		158,108	2,384,269

			7,133,703

REGIONAL MALL	0.0%
Brookfield Property Partners LP, 5.75%, Series A(e)		30,560	389,946

SELF STORAGE	1.2%
National Storage Affiliates Trust, 6.00%, Series A(b)(e)		192,080	4,402,474
Public Storage, 4.00%, Series P(b)(e)		230,138	4,257,553
Public Storage, 4.10%, Series S(b)(e)		50,000	944,500
Public Storage, 4.625%, Series L(b)(e)		450,000	9,625,500
Public Storage, 4.70%, Series J(b)(e)		30,000	644,700
Public Storage, 4.75%, Series K(b)(e)		18,000	389,520

			20,264,247

SHOPPING CENTER	1.4%
Kimco Realty Corp., 5.125%, Series L(b)(e)		24,619	563,283
Kimco Realty Corp., 5.25%, Class M(b)(e)		181,358	4,153,098
Regency Centers Corp., 5.875%, Series B(b)(e)		209,900	4,924,254
Regency Centers Corp., 6.25%, Series A(b)(e)		157,556	3,809,704
Saul Centers, Inc., 6.00%, Series E(b)(e)		111,000	2,370,960
Saul Centers, Inc., 6.125%, Series D(b)(e)		101,300	2,271,146
SITE Centers Corp., 6.375%, Series A(b)(e)		225,154	5,077,223

			23,169,668

SINGLE FAMILY HOMES	0.5%
American Homes 4 Rent, 5.875%, Series G(b)(e)		103,420	2,377,626
American Homes 4 Rent, 6.25%, Series H(b)(e)		228,349	5,551,164

			7,928,790

SPECIALTY	0.2%
EPR Properties, 5.75%, Series G(b)(e)		132,002	2,513,318
EPR Properties, 9.00%, Series E (Convertible)(b)(e)		57,085	1,544,720

			4,058,038

TELECOMMUNICATION SERVICES	0.7%
AT&T, Inc., 4.75%, Series C(b)(e)		210,000	4,223,100
AT&T, Inc., 5.00%, Series A(b)(e)		124,144	2,651,716

		Shares	Value
AT&T, Inc., Senior Debt, 5.625%, due 8/1/67(a)(b)		145,567	$3,556,202
U.S. Cellular Corp., Senior Debt, 5.50%, due 6/1/70(b)		135,504	2,452,622

			12,883,640

UTILITIES	0.6%
CMS Energy Corp., 5.875%, due 3/1/79(b)		166,310	4,119,499
DTE Energy Co., 5.25%, due 12/1/77, Series E(b)		114,351	2,830,187
Sempra, 5.75%, due 7/1/79(b)		89,854	2,151,105
Southern Co., 4.95%, due 1/30/80, Series 2020(b)		39,187	900,909

			10,001,700

TOTAL PREFERRED SECURITIES—EXCHANGE-TRADED (Identified cost—$199,079,095)			186,274,309

		Principal Amount**
PREFERRED SECURITIES—OVER-THE-COUNTER	12.6%
BANKING	8.0%
Banco Bilbao Vizcaya Argentaria SA, 6.50% to 3/5/25, Series 9 (Spain)(b)(e)(f)(g)		4,000,000	3,975,899
Banco Bilbao Vizcaya Argentaria SA, 9.375% to 3/19/29 (Spain)(b)(e)(f)(g)		1,200,000	1,293,552
Bank of America Corp., 6.10% to 3/17/25, Series AA(b)(e)(g)		4,000,000	4,021,052
Bank of America Corp., 6.25% to 9/5/24, Series X(a)(b)(e)(g)		6,000,000	6,021,828
Bank of America Corp., 6.30% to 3/10/26, Series DD(b)(e)(g)		2,000,000	2,011,798
Bank of New York Mellon Corp., 3.75% to 12/20/26, Series I(a)(b)(e)(g)		3,877,000	3,563,351
Bank of Nova Scotia, 8.625% to 10/27/27, due 10/27/82 (Canada)(b)(g)		1,000,000	1,043,701
Barclays PLC, 9.625% to 12/15/29 (United Kingdom)(b)(e)(f)(g)		4,400,000	4,676,769
BNP Paribas SA, 7.75% to 8/16/29 (France)(b)(e)(f)(g)(h)		3,800,000	3,899,496
BNP Paribas SA, 8.50% to 8/14/28 (France)(b)(e)(f)(g)(h)		2,200,000	2,305,054
Charles Schwab Corp., 4.00% to 6/1/26, Series I(a)(b)(e)(g)		6,750,000	6,323,559
Charles Schwab Corp., 4.00% to 12/1/30, Series H(b)(e)(g)		2,500,000	2,112,512
Charles Schwab Corp., 5.375% to 6/1/25, Series G(b)(e)(g)		2,550,000	2,538,727
Citigroup, Inc., 3.875% to 2/18/26, Series X(b)(e)(g)		2,500,000	2,365,683
Citigroup, Inc., 4.00% to 12/10/25, Series W(a)(b)(e)(g)		6,000,000	5,767,478
Citigroup, Inc., 4.15% to 11/15/26, Series Y(b)(e)(g)		2,100,000	1,939,631
Citigroup, Inc., 5.95% to 5/15/25, Series P(b)(e)(g)		2,000,000	1,999,496
Citigroup, Inc., 6.25% to 8/15/26, Series T(b)(e)(g)		2,140,000	2,150,846
Credit Agricole SA, 6.875% to 9/23/24 (France)(b)(e)(f)(g)(h)		3,000,000	3,000,050
Credit Agricole SA, 8.125% to 12/23/25 (France)(b)(e)(f)(g)(h)		5,000,000	5,109,700
Credit Suisse Group AG, 5.25%, Claim (Switzerland)(e)(f)(h)(i)(j)		1,500,000	172,500
Deutsche Bank AG, 7.50% to 4/30/25 (Germany)(b)(e)(f)(g)		3,200,000	3,153,835
ING Groep NV, 5.75% to 11/16/26 (Netherlands)(b)(e)(f)(g)		2,800,000	2,668,069
ING Groep NV, 6.50% to 4/16/25 (Netherlands)(b)(e)(f)(g)		4,200,000	4,151,611
Intesa Sanpaolo SpA, 7.70% to 9/17/25 (Italy)(b)(e)(f)(g)(h)		2,000,000	1,996,957
JPMorgan Chase & Co., 6.10% to 10/1/24, Series X(b)(e)(g)		2,160,000	2,162,218
JPMorgan Chase & Co., 6.125% to 4/30/24, Series U(b)(e)(g)		1,771,000	1,770,133
JPMorgan Chase & Co., 6.875% to 6/1/29, Series NN(b)(e)(g)		1,750,000	1,815,226
JPMorgan Chase & Co., 9.348% (3 Month USD Term SOFR + 4.042%), Series S(e)(k)		7,500,000	7,513,215
Lloyds Banking Group PLC, 7.50% to 6/27/24 (United Kingdom)(b)(e)(f)(g)		4,000,000	3,979,271
Lloyds Banking Group PLC, 7.50% to 9/27/25 (United Kingdom)(b)(e)(f)(g)		4,100,000	4,093,860
NatWest Group PLC, 6.00% to 12/29/25 (United Kingdom)(b)(e)(f)(g)		1,400,000	1,370,587
NatWest Group PLC, 8.00% to 8/10/25 (United Kingdom)(b)(e)(f)(g)		3,400,000	3,421,005
PNC Financial Services Group, Inc., 6.00% to 5/15/27, Series U(b)(e)(g)		2,270,000	2,224,709
PNC Financial Services Group, Inc., 6.20% to 9/15/27, Series V(b)(e)(g)		4,260,000	4,259,558

		Principal Amount**	Value
Societe Generale SA, 8.00% to 9/29/25 (France)(b)(e)(f)(g)(h)		1,600,000	$1,608,413
Societe Generale SA, 9.375% to 11/22/27 (France)(b)(e)(f)(g)(h)		1,800,000	1,868,513
Toronto-Dominion Bank, 8.125% to 10/31/27, due 10/31/82 (Canada)(b)(g)		1,000,000	1,051,353
UBS Group AG, 6.875% to 8/7/25 (Switzerland)(e)(f)(g)(l)		600,000	594,698
UBS Group AG, 9.25% to 11/13/28 (Switzerland)(b)(e)(f)(g)(h)		2,600,000	2,823,535
UBS Group AG, 9.25% to 11/13/33 (Switzerland)(b)(e)(f)(g)(h)		2,200,000	2,488,281
Wells Fargo & Co., 3.90% to 3/15/26, Series BB(a)(b)(e)(g)		10,000,000	9,520,513
Wells Fargo & Co., 5.875% to 6/15/25, Series U(b)(e)(g)		3,735,000	3,736,121
Wells Fargo & Co., 7.625% to 9/15/28(b)(e)(g)		2,060,000	2,206,689

			136,771,052

BROKERAGE	0.1%
Goldman Sachs Group, Inc., 4.125% to 11/10/26, Series V(b)(e)(g)		1,675,000	1,556,794

ENERGY	0.2%
BP Capital Markets PLC, 4.375% to 6/22/25(b)(e)(g)		569,000	559,092
BP Capital Markets PLC, 6.45% to 12/1/33(b)(e)(g)		2,000,000	2,076,178

			2,635,270

FINANCE	0.2%
American Express Co., 3.55% to 9/15/26, Series D(b)(e)(g)		3,508,000	3,255,798

INSURANCE	1.1%
Argentum Netherlands BV for Zurich Insurance Co. Ltd., 5.125% to 6/1/28, due 6/1/48 (Switzerland)(g)(l)		2,800,000	2,744,739
Corebridge Financial, Inc., 6.875% to 9/15/27, due 12/15/52(b)(g)		3,090,000	3,096,792
Markel Group, Inc., 6.00% to 6/1/25(b)(e)(g)		2,650,000	2,631,605
MetLife Capital Trust IV, 7.875%, due 12/15/37 (TruPS)(b)(h)		2,000,000	2,149,254
Prudential Financial, Inc., 6.00% to 6/1/32, due 9/1/52(b)(g)		1,700,000	1,693,403
QBE Insurance Group Ltd., 6.75% to 12/2/24, due 12/2/44 (Australia)(g)(l)		4,052,000	4,058,427
Voya Financial, Inc., 7.758% to 9/15/28, Series A(b)(e)(g)		2,500,000	2,598,615

			18,972,835

PIPELINES	0.8%
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)(a)(b)(g)		1,750,000	1,713,564
Enbridge, Inc., 7.375% to 10/15/27, due 1/15/83 (Canada)(b)(g)		2,610,000	2,628,753
Enbridge, Inc., 7.625% to 10/15/32, due 1/15/83 (Canada)(b)(g)		1,000,000	1,028,753
Enbridge, Inc., 8.50% to 10/15/33, due 1/15/84 (Canada)(b)(g)		2,430,000	2,646,355
Energy Transfer LP, 6.50% to 11/15/26, Series H(b)(e)(g)		1,480,000	1,454,310
Energy Transfer LP, 7.125% to 5/15/30, Series G(b)(e)(g)		3,825,000	3,743,857

			13,215,592

SHOPPING CENTER	0.4%
Regency Centers LP, 5.25%, due 1/15/34(b)		1,595,000	1,589,530
Scentre Group Trust 2, 4.75% to 6/24/26, due 9/24/80 (Australia)(b)(g)(h)		3,263,000	3,136,757
Scentre Group Trust 2, 5.125% to 6/24/30, due 9/24/80 (Australia)(b)(g)(h)		2,550,000	2,363,911

			7,090,198

		Principal Amount**	Value
TELECOMMUNICATION SERVICES	1.0%
AT&T, Inc., 2.875% to 3/2/25, Series B(e)(g)		EUR 5,000,000	$5,272,906
Vodafone Group PLC, 4.125% to 3/4/31, due 6/4/81 (United Kingdom)(b)(g)		5,710,000	4,927,438
Vodafone Group PLC, 5.125% to 12/4/50, due 6/4/81 (United Kingdom)(g)		500,000	378,238
Vodafone Group PLC, 6.25% to 7/3/24, due 10/3/78 (United Kingdom)(g)(l)		3,600,000	3,596,492
Vodafone Group PLC, 7.00% to 1/4/29, due 4/4/79 (United Kingdom)(a)(b)(g)		3,354,000	3,464,850

			17,639,924

UTILITIES	0.8%
Algonquin Power & Utilities Corp., 4.75% to 1/18/27, due 1/18/82 (Canada)(b)(g)		2,600,000	2,294,385
Electricite de France SA, 6.00% to 1/29/26, Series EMTN (France)(e)(g)(l)		GBP 2,500,000	3,081,255
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)(b)(g)		3,000,000	2,974,122
Sempra, 4.125% to 1/1/27, due 4/1/52(b)(g)		5,000,000	4,637,730
Southern Co., 3.75% to 6/15/26, due 9/15/51, Series 21-A(b)(g)		700,000	655,292

			13,642,784

TOTAL PREFERRED SECURITIES—OVER-THE-COUNTER (Identified cost—$220,314,769)			214,780,247

CORPORATE BONDS	3.3%
APARTMENT	0.2%
Essex Portfolio LP, 5.50%, due 4/1/34(b)		3,440,000	3,445,397

DIVERSIFIED	0.1%
Global Net Lease, Inc./Global Net Lease Operating Partnership LP, 3.75%, due 12/15/27(b)(h)		1,500,000	1,284,753

FREE STANDING	0.1%
Realty Income Corp., 5.125%, due 7/6/34		EUR 2,075,000	2,447,447

HEALTH CARE	0.0%
Sabra Health Care LP, 3.20%, due 12/1/31(b)		500,000	415,602

OFFICE	0.3%
Brandywine Operating Partnership LP, 8.05%, due 3/15/28(b)		1,500,000	1,524,936
Hudson Pacific Properties LP, 5.95%, due 2/15/28(b)		2,975,000	2,751,851
Piedmont Operating Partnership LP, 9.25%, due 7/20/28(b)		1,325,000	1,412,179

			5,688,966

REGIONAL MALL	0.2%
Simon Property Group LP, 5.50%, due 3/8/33(b)		2,130,000	2,170,015
Simon Property Group LP, 5.85%, due 3/8/53(b)		1,535,000	1,582,194

			3,752,209

RETAIL	0.1%
Essential Properties LP, 2.95%, due 7/15/31(b)		1,473,000	1,197,809

SELF STORAGE	0.1%
Public Storage Operating Co., 5.35%, due 8/1/53(b)		1,705,000	1,714,079

SHOPPING CENTER	1.0%
Federal Realty OP LP, 4.50%, due 12/1/44(b)		1,700,000	1,393,312
Kimco Realty OP LLC, 6.40%, due 3/1/34(b)		1,460,000	1,563,808
Kite Realty Group Trust, 4.75%, due 9/15/30(a)(b)		6,112,000	5,854,259
Necessity Retail REIT, Inc./American Finance Operating Partner LP, 4.50%, due 9/30/28(b)(h)		4,600,000	3,941,349
Phillips Edison Grocery Center Operating Partnership I LP, 2.625%, due 11/15/31(b)		1,160,000	944,640
Retail Opportunity Investments Partnership LP, 6.75%, due 10/15/28(b)		2,075,000	2,150,402
Tanger Properties LP, 2.75%, due 9/1/31(b)		1,225,000	1,003,976

			16,851,746

SINGLE FAMILY HOMES	0.1%
American Homes 4 Rent LP, 5.50%, due 2/1/34(b)		1,300,000	1,296,575

SPECIALTY	0.9%
Newmark Group, Inc., 7.50%, due 1/12/29(b)(h)		840,000	864,639
VICI Properties LP, 5.125%, due 5/15/32(a)(b)		2,675,000	2,561,279
VICI Properties LP, 5.625%, due 5/15/52(b)		1,765,000	1,637,608
VICI Properties LP, 6.125%, due 4/1/54		1,100,000	1,086,069
VICI Properties LP/VICI Note Co., Inc., 4.125%, due 8/15/30(b)(h)		3,616,000	3,290,311
VICI Properties LP/VICI Note Co., Inc., 5.75%, due 2/1/27(a)(b)(h)		5,050,000	5,047,410

			14,487,316

		Principal Amount**	Value
TELECOMMUNICATIONS	0.2%
American Tower Corp., 5.65%, due 3/15/33(b)		3,225,000	$3,276,828

TOTAL CORPORATE BONDS (Identified cost—$56,491,504)			55,858,727

		Ownership%††
PRIVATE REAL ESTATE—OFFICE	1.3%
Legacy Gateway JV LLC, Plano, TX(m)		56.5%	21,719,678

TOTAL PRIVATE REAL ESTATE (Identified cost—$23,637,405)			21,719,678

		Shares
SHORT-TERM INVESTMENTS	0.9%
MONEY MARKET FUNDS
State Street Institutional Treasury Plus Money Market Fund, Premier Class, 5.25%(n)		12,840,367	12,840,367
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.26%(n)		2,444,825	2,444,825

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$15,285,192)			15,285,192

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$1,953,098,491)	140.4%		2,397,339,044
WRITTEN OPTION CONTRACTS (Premiums received—$206,562)	(0.0)		(174,693)
LIABILITIES IN EXCESS OF OTHER ASSETS	(40.4)		(689,207,012)
SERIES A CUMULATIVE PREFERRED STOCK, AT LIQUIDATION VALUE	(0.0)		(125,000)

NET ASSETS (Equivalent to $12.70 per share based on 134,431,441 shares of common stock outstanding)	100.0%		$1,707,832,339

Exchange-Traded Option Contracts
Written Options
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(o)	Premiums Received	Value
Call — Simon Property Group, Inc.	$165.00	5/17/24	(314)	$(4,913,786)	$(51,048)	$ (81,640)
Put — Equinix, Inc.	700.00	5/17/24	(26)	(2,145,858)	(30,065)	(13,263)
Put — Equinix, Inc.	720.00	5/17/24	(60)	(4,951,980)	(67,222)	(40,539)
Put — Extra Space Storage, Inc.	125.00	5/17/24	(29)	(426,300)	(5,295)	(2,291)
Put — Crown Castle, Inc.	90.00	6/21/24	(462)	(4,889,346)	(52,932)	(36,960)
			(891)	$(17,327,270)	$(206,562)	$(174,693)

Centrally Cleared Interest Rate Swap Contracts

Notional Amount	Fixed Rate Payable	Fixed Payment Frequency	Floating Rate Receivable (resets monthly)	Floating Payment Frequency	Maturity Date	Value	Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
$ 200,000,000	0.670%	Monthly	5.424%(p)	Monthly	9/15/25	$12,191,583	$27,526	$12,219,109
69,000,000	1.280%	Monthly	5.424%(p)	Monthly	2/3/26	4,339,133	7,626	4,346,759
115,000,000	0.762%	Monthly	5.424%(p)	Monthly	9/15/26	10,086,133	20,266	10,106,399
190,000,000	1.237%	Monthly	5.424%(p)	Monthly	9/15/27	18,580,442	35,397	18,615,839

						$45,197,291	$90,815	$45,288,106

The total amount of all interest rate swap contracts as presented in the table above are representative of the volume of activity for this derivative type during the period ended March 28, 2024.

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	7,276,554	USD	7,882,545	4/3/24	$ 32,236
Brown Brothers Harriman	GBP	2,463,380	USD	3,116,070	4/3/24	6,915
Brown Brothers Harriman	USD	7,859,479	EUR	7,276,554	4/3/24	(9,169)
Brown Brothers Harriman	USD	3,112,185	GBP	2,463,380	4/3/24	(3,030)
Brown Brothers Harriman	EUR	7,357,475	USD	7,955,564	5/2/24	8,731
Brown Brothers Harriman	GBP	2,462,738	USD	3,111,657	5/2/24	2,820

						$ 38,503

Glossary of Portfolio Abbreviations

EMTN	Euro Medium Term Note
EUR	Euro Currency
GBP	British Pound
OIS	Overnight Indexed Swap
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
TruPS	Trust Preferred Securities
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

*	March 28, 2024 represents the last business day of the Fund’s quarterly period. See Note 1 of the accompanying Notes to Consolidated Schedule of Investments.
**	Amount denominated in U.S. dollars unless otherwise indicated.
††	Legacy Gateway JV LLC, owns a Class A office building located at 6860 N. Dallas Parkway, Plano, Texas 75024.
(a)	A portion of the security has been rehypothecated in connection with the Fund’s revolving credit agreement. $475,921,455 in aggregate has been rehypothecated.
(b)	All or a portion of the security is pledged as collateral in connection with the Fund’s revolving credit agreement. $1,940,828,098 in aggregate has been pledged as collateral.
(c)	All or a portion of the security is pledged in connection with exchange–traded written option contracts. $8,176,698 in aggregate has been pledged as collateral.
(d)

Restricted security. Aggregate holdings equal 0.9% of the net assets of the Fund. This security was acquired on August 3, 2020, at a cost of $8,757,813. Security value is determined based on significant unobservable inputs (Level 3).

(e)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(f)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $58,651,655 which represents 3.4% of the net assets of the Fund (2.4% of the managed assets of the Fund).

(g)	Security converts to floating rate after the indicated fixed–rate coupon period.
(h)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $47,350,883 which represents 2.8% of the net assets of the Fund, of which 0.0% are illiquid.

(i)	Non–income producing security.
(j)	Security is in default.
(k)	Variable rate. Rate shown is in effect at March 28, 2024.
(l)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $14,075,611 which represents 0.8% of the net assets of the Fund, of which 0.0% are illiquid.

(m)	Security value is determined based on significant unobservable inputs (Level 3).
(n)	Rate quoted represents the annualized seven–day yield.
(o)	Represents the number of contracts multiplied by notional contract size multiplied by the underlying price.
(p)	Based on USD-SOFR-OIS. Represents rates in effect at March 28, 2024.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Quarterly Period

Since March 28, 2024 represents the last day during the Fund’s quarterly period on which the New York Stock Exchange was open for trading, the Fund’s consolidated schedule of investments have been presented through that date.

Note 2. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate. Exchange traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued based upon prices provided by a third-party pricing service. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The Fund utilizes an independent valuation services firm (the Independent Valuation Advisor) to assist the investment manager in the determination of the Fund’s fair value of private real estate investments held by the Cohen & Steers RQI Trust (the REIT Subsidiary). Limited scope appraisals are prepared on a monthly basis and typically include a limited comparable sales and a full discounted cash flow analysis. Annually, a full scope, detailed appraisal report is completed which typically includes market analysis, cost approach, sales comparison approach and an income approach containing a discounted cash flow analysis. The full scope report is prepared by a third-party appraisal firm. The investment manager, including through communication with the Independent Valuation Advisor, monitors for material events that the investment manager believes may be expected to have a material impact on the most recent estimated fair values of such private real estate investments. However, rapidly changing market conditions or material events may not be immediately reflected in the Fund’s or REIT Subsidiary’s daily NAV. The investment manager, in conjunction with the Independent Valuation Advisor, values the private real estate investments using the valuation methodology it deems most appropriate and consistent with industry best practices and market conditions. The investment manager expects the primary methodology used to value private real estate investments will be the income approach. Consistent with industry practices, the income approach incorporates actual contractual lease income, professional judgments regarding comparable rental and operating expense data, the capitalization or discount rate and projections of future rent and expenses based on appropriate market evidence, and other subjective factors. Other methodologies that may also be used to value properties include, among other approaches, sales comparisons and cost approaches. Private real estate appraisals are reported on a free and clear basis (i.e. any property-level indebtedness that may be in place is not incorporated into the valuation). Property level debt is valued separately in accordance with GAAP.

The Board of Directors has designated the investment manager as the Fund’s “Valuation Designee” under Rule 2a-5 under the 1940 Act. As Valuation Designee, the investment manager is authorized to make fair valuation determinations, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities would be categorized as Level 2 or 3 in the hierarchy, depending on the relative significance of the valuation inputs. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgements and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of March 28, 2024 in valuing the Fund’s investments carried at value:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Common Stock—Real Estate:
Industrials	$184,991,326	$—	$14,528,387	(a)	$199,519,713
Other Industries	1,703,901,178	—	—		1,703,901,178
Preferred Securities—Exchange-Traded	186,274,309	—	—		186,274,309
Preferred Securities—Over-the-Counter	—	214,780,247	—		214,780,247
Corporate Bonds	—	55,858,727	—		55,858,727
Private Real Estate—Office	—	—	21,719,678	(b)	21,719,678
Short-Term Investments	—	15,285,192	—		15,285,192

Total Investments in Securities(c)	$2,075,166,813	$285,924,166	$36,248,065		$2,397,339,044

Forward Foreign Currency Exchange Contracts	$—	$50,702	$—		$50,702
Interest Rate Swap Contracts	—	45,288,106	—		45,288,106

Total Derivative Assets(c)	$—	$45,338,808	$—		$45,338,808

Forward Foreign Currency Exchange Contracts	$—	$(12,199)	$—		$(12,199)
Written Option Contracts	(120,891)	(53,802)	—		(174,693)

Total Derivative Liabilities(c)	$(120,891)	$(66,001)	$—		$(186,892)

(a)	Restricted security, where observable inputs are limited, has been fair valued by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as Level 3 security.
(b)

Private Real Estate, where observable inputs are limited, has been fair valued by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as Level 3 security. See Note 2-Portfolio Valuation.

(c)	Portfolio holdings are disclosed individually on the Consolidated Schedule of Investments.

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of December 31, 2023	Change in unrealized appreciation (depreciation)	Balance as of March 28, 2024
Common Stock—Real Estate—Industrials	$15,496,091	$(967,704)	$14,528,387
Private Real Estate—Office	21,926,157	(206,479)	21,719,678

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The change in unrealized appreciation (depreciation) attributable to securities owned on March 28, 2024 which were valued using significant unobservable inputs (Level 3) amounted to $(1,174,183).

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy.

	Fair Value at March 28, 2024	Valuation Technique	Unobservable Inputs	Amount	Valuation Impact from an Increase in Input(a)
Common Stock— Real Estate—Industrials	$14,528,387	Market Comparable Companies	Enterprise Value/ EBITDA(b) Multiple	20.0x	Increase
Private Real Estate—Office	$21,719,678	Discounted Cash Flow	Terminal Capitalization Rate Discount Rate	7.00% 8.00%	Decrease Decrease

(a)

Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may result in a materially higher or lower fair value measurement.

(b)	Earnings Before Interest, Taxes, Depreciation and Amortization.

Note 3. Derivative Investments

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Schedule of Investments. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the credit agreement, the accruals for which would begin at a specific date in the future (the effective date). The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin on interest rate swap contracts. Any upfront payments paid or received upon entering into a swap agreement would be recorded as assets or liabilities, respectively, and amortized or accreted over the life of the swap and recorded as realized gain (loss). Payments received from or paid to the counterparty during the term of the swap agreement, or at termination, are recorded as realized gain (loss).

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Consolidated Schedule of Investments. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The following summarizes the monthly average volume of the Fund’s option contracts and forward foreign currency exchange contracts activity for the three months ended March 28, 2024:

	Purchased Option Contracts(a)(b)	Written Option Contracts(a)(b)	Forward Foreign Currency Exchange Contracts(b)
Average Notional Amount	$4,825,790	$28,612,568	$11,078,671

(a)	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.
(b)

Average notional amounts represent the average for all months in which the Fund had option contracts and forward foreign currency exchange contracts outstanding at month-end. For the period, this represents one month for purchased option contracts, three months for written option contracts and three months for forward foreign currency exchange contracts.